Exhibit 99.1

Investor Relations Contact: Juan Pablo Tardio – (918) 588-5383 – juanpablo.tardio@hpinc.com Helmerich & Payne, Inc. Credit Suisse Annual Energy Summit February 2, 2010

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the “Risk Factors” and “Management’s Discussion & Analysis of Results of Operations and Financial Condition” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q.

H&P’s Global Rig Fleet 261 Total Rigs (Includes New Build Commitments) Offshore * Includes three new rigs with previously announced customer commitments scheduled for completion by April 2010. ** Includes 15 FlexRigs. U.S. Land 213* U.S. FlexRigs 175* Mobile & Conventional 38 9 International Land 39**

 H&P’s Global Rig Fleet * Estimates include existing rigs and announced new build commitments. 77 90 89 88 96 111 127 130 128 151 193 224 254 261 0 50 100 150 200 250 300 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010E* Rigs Available Fiscal Year (Ending Sept 30) International Land Offshore U.S. Land

Improving Rig Counts U.S. Land International Land 0 250 500 750 1,000 1,250 1,500 1,750 2,000 0 250 500 750 1,000 1,250 1,500 1,750 2,000 Dec - 1999 Jun - 2000 Dec - 2000 Jun - 2001 Dec - 2001 Jun - 2002 Dec - 2002 Jun - 2003 Dec - 2003 Jun - 2004 Dec - 2004 Jun - 2005 Dec - 2005 Jun - 2006 Dec - 2006 Jun - 2007 Dec - 2007 Jun - 2008 Dec - 2008 Jun - 2009 Dec - 2009 Active Rigs Active Rigs Monthly Average Baker Hughes U.S. Land and MI Swaco International Land Rig Counts MI Swaco International Land Rig Count BHI U.S. Land Rig Count

 H&P’s Global Fleet Under Term Contracts * Includes delayed new builds which are expected to generate revenue but not revenue days. 0 20 40 60 80 100 120 Q2FY10 Q3FY10 Q4FY10 Q1FY11 Q2FY11 Q3FY11 Q4FY11 Number of Rigs Under Long - Term Contracts (Estimated Quarterly Average) Term Contract Status - H&P Global Fleet* (Including Committed New Builds) U.S. Land Offshore International Land

Changes in Lower 48 U.S. Land Rig Count - 80% - 70% - 60% - 50% - 40% - 30% - 20% - 10% 0% 10% Decline in Active U.S. Land Rigs Estimated Change Since Peak in Active U.S. Land Rigs (Smith Bits Weekly Rig Count - October 17, 2008 to January 29, 2010) NBR PTEN HP UNT U.S. Land

 We are encouraged by improving market conditions We have the industry’s most technologically advanced fleet Since the peak in late 2008 We have attracted 30 new FlexRig customers We maintained our organizational and systems strength We kept most of our skilled people Coming out of the Downturn

 Natural gas storage Economic recovery Winter temperatures and heating demand Activity required to offset declining production Impact of increasing shale gas potential LNG import potential Continuing Concerns

 Drilling is becoming more challenging and highly-capable rigs are expected to be in short supply Growing focus on technology-based solutions that enable lower total well costs Increasing safety and environmental sensitivity Unconventional plays are the most economically viable and tend to require highly-capable rigs Market Trends Favor H&P

* NBR’s footage drilled corresponds to Nabors Drilling USA, LP. U.S. Land Footage Drilled 0 3 6 9 12 15 UNT PDS PTEN NBR* H&P Footage Drilled (in millions) U.S. Land Footage Drilled (Rig Data Driller Ranking - January 2009 to December 2009)

Most Profitable Driller in U.S. Land Business * PTEN’s operating income includes drilling operations in Canada. ** NBR’s operating income corresponds to its U.S. Lower 48 Land Drilling segment. -$50 $0 $50 $100 $150 $200 $250 $300 Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Q3CY08 Q4CY08 Q1CY09 Q2CY09 Q3CY09 Q4CY09 Operating Income (Millions) Quarter Ended U.S. Land Drilling Operating Income HP NBR** PTEN* UNT

H&P is Leading the U.S. Land Retooling Effort



H&P's Available U.S. Land Fleet
(210 Rigs as of 1/28/10)
Conventional Rigs
18%
Other New Builds (FlexRig 1 & 2)
8%
74%
AC Driven (FlexRig 3 & 4)
Total Available U.S. Land Fleet (Estimates)
(~2,500 Rigs)
AC Driven New Builds
14%
Other New Builds
11%
75%
Refurbished rigs, built between 1940s and 1982
Conventional Rigs

Note: The above estimates corresponding to the total available U.S. fleet are derived from multiple sources including Rig Data, Smith Bits and corporate filings. Only rigs with equal to or greater than 600 horsepower drawworks ratings are considered.

HELMERICH & PAYNE, INC.

[LOGO]

 H&P’s active rig count continues to increase. Spot market pricing is beginning to improve in selected unconventional plays, especially for our larger FlexRigs. Customers are high-grading their fleets with FlexRigs. We expect a 15 to 20 percent sequential increase in average activity (or revenue days) from the first to the second fiscal quarter of 2010. Average rig margin per day (excluding the impact of early termination and new build delivery delay revenues) is expected to slightly decline from the first to the second fiscal quarter of 2010. Larger FlexRigs are all currently contracted. H&P’s U.S. Land Operations

H&P’s U.S. Land Fleet Activity ** Includes delayed new builds (in gray) which generated revenue but did not generate revenue days. * Active rigs on term (in blue) generated both revenue and revenue days, including a few rigs on standby. 116 128 143 148 0 20 40 60 80 100 120 140 160 Avg. Q4FY09 Avg. Q1FY10 12/31/2009 1/28/2010 Number of Active H&P U.S. Land Rigs Active Rigs in Spot Market Active Rigs on Term* Delayed New Builds**

H&P’s U.S. Land Fleet Status * Includes three FlexRigs with signed contracts. All of the remaining 26 uncontracted FlexRigs are FlexRig4’s, which target shallower depth wells. (as of January 28, 2010) 101 42 29 45 103 62 0 15 30 45 60 75 90 105 Under Term Spot Market Active Spot Market Stacked* Number of H&P Rigs Highly Mobile Conventional FlexRigs

 ** Represents the weighted-average rig margin per day for PTEN, NBR and UNT in the Lower 48. * Does not include the impact of early contract termination revenue. Technology and Quality Service Make a Difference H&P’s Margin Premium $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Q3CY08 Q4CY08 Q1CY09 Q2CY09 Q3CY09 Q4CY09 Average Rig Margin per Day Quarter Ended U.S. Land Average Daywork Margins* H&P Peers**

** Represents estimated average combined utilization for PTEN, NBR and UNT in the Lower 48. * Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs during the period. H&P’s Utilization Premium Technology and Quality Service Make a Difference 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Q3CY08 Q4CY08 Q1CY09 Q2CY09 Q3CY09 Q4CY09 Estimated Avarege Rig Utilization Quarter Ended U.S. Land Estimated Average Rig Utilization* H&P Peers**

H&P and U.S. Land Fleet (by Rig Type)

H&P's Available U.S. Land Fleet
(210 Rigs as of 1/28/10)

Total Available U.S. Land Fleet (Estimates)
(~2,500 Rigs)


Mechanical Rigs
SCR Rigs
22%
74%
AC Driven Rigs
AC Driven Rigs
14%
56%
Mechanical Rigs
30%
SCR Rigs

Note: The above estimates corresponding to the total available U.S. fleet are derived from multiple sources including Rig Data, Smith Bits and corporate filings. Only rigs with equal to or greater than 600 horsepower drawworks ratings are considered.

HELMERICH & PAYNE, INC.

H&P’s International Land Operations We expect quarterly activity (or revenue days) for the segment to sequentially increase by about five percent from the first to the second fiscal quarter of 2010. We expect our average rig margin per day to decline by up to 30 percent over the same time period. The Company collected a modest payment from PDVSA late last week. * As of January 29, 2010, the total invoiced amount by the Company that remains due from PDVSA is valued at approximately $51 million (U.S. currency equivalent), including approximately $43 million in invoices issued since the Company changed its revenue recognition to cash basis for its Venezuelan operation. *

Active Contracted Idle Total Long-term Contracts Argentina 5 4 9 4 Colombia 4 2 6 2 Ecuador 4 4 Mexico 6 6 6 Tunisia 1 1 2 Venezuela 11 11 Other 1 1 1 Total 20 1 18 39 13 H&P’s International Land Operations Rig Fleet Status (As of January 28, 2010) 1) Includes one rig under a long-term contract still in the U.S. waiting on the operator to determine an international location. 13 of 15 FlexRigs (included in the international fleet of 39 rigs) are under long-term contracts. (1) (2) 2)

 Seven of the Company’s nine offshore platform rigs are active. Two of the seven active rigs are under long-term contracts. Average rig margins are expected to decline but remain strong at over $20,000 per day. We are now working on three platform rigs owned by customers under management contracts, two in the U.S. and one in Equatorial Guinea. H&P’s Offshore Operations

Source: EnergyPoint Research, Inc. * Trailing four quarters average * * Customer Satisfaction Index 10 = “Highly Satisfied”, 1 = “Highly Dissatisfied” * 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 2006 Q1 2009 Q2 2009 Q3 2009 H&P Peer A Peer B Peer C

End of Presentation